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Exhibit 99.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report on Form 10-Q of Polydex Pharmaceuticals Limited (the "Company") for the quarterly period ended July 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sharon L. Wardlaw, Chief Financial Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1)  the report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)  the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By /s/ SHARON L. WARDLAW Sharon L. Wardlaw, Chief Financial Officer September 13, 2002

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  Exhibit 99.2
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002